                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to 14a-12

                              GA Financial, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
                 N/A
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:
                 N/A
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                 N/A
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:
                 N/A
     -------------------------------------------------------------------------


     (5) Total fee paid:
                 N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                 N/A
     -------------------------------------------------------------------------


     (2) Form, Schedule or registration statement no.:
                 N/A
     -------------------------------------------------------------------------


     (3) Filing Party:
                 N/A
     -------------------------------------------------------------------------


     (4) Date Filed:
                 N/A
     -------------------------------------------------------------------------

                              GA FINANCIAL, INC.
                            4750 Clairton Boulevard
                        Pittsburgh, Pennsylvania 15236
                                (412) 882-9946

                                                                  March 22, 2002



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of GA Financial, Inc., the holding company for Great American Federal, Pittsburgh, Pennsylvania, which will be held on April 24, 2002, at 10:00 a.m., local time, at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236.

         The attached Notice of the Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Directors and officers of GA Financial, Inc., as well as a representative of KPMG LLP, the independent auditors of GA Financial, Inc., will be present at the annual meeting to respond to appropriate questions that our stockholders may have.

         The Board of Directors of GA Financial, Inc. has determined that the matters to be considered at the annual meeting are in the best interests of GA Financial, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" the nominees listed under Proposal 1 and "FOR" the ratification of KPMG LLP as independent auditors under Proposal 2.

         Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated, since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

         On behalf of the Board of Directors and all of the employees of GA Financial, Inc. and Great American Federal, I wish to thank you for your past and continued support.

                                      Sincerely yours,

                                      /s/ John M. Kish

                                      John M. Kish
                                      Chairman of the Board of Directors

                              GA FINANCIAL, INC.
                            4750 Clairton Boulevard
                        Pittsburgh, Pennsylvania 15236
                                (412) 882-9946
                           _________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On April 24, 2002
                           _________________________



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GA Financial, Inc. will be held on Wednesday, April 24, 2002, at 10:00 a.m., local time, at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236.

         The annual meeting is for the purpose of considering and voting upon the following matters:

         1.    the election of two directors for terms of three years each;

         2. the ratification of KPMG LLP as independent auditors of GA Financial, Inc. for the fiscal year ending December 31, 2002; and

         3. such other matters as may properly come before the annual meeting or any adjournments thereof.

         The Board of Directors has established March 11, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournments thereof. Only recordholders of the common stock of GA Financial, Inc. as of the close of business on that date will be entitled to vote at the annual meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by GA Financial, Inc.

                                             By Order of the Board of Directors

                                             /s/ James V. Dionise

                                             James V. Dionise
                                             Corporate Secretary
Pittsburgh, Pennsylvania
March 22, 2002

                              GA FINANCIAL, INC.
                           _________________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS

                           _________________________

                                April 24, 2002

Solicitation and Voting of Proxies

         This proxy statement is being furnished to stockholders of GA Financial, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on April 24, 2002, at 10:00 a.m., local time, at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236, and at any adjournments thereof. The 2001 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended December 31, 2001, accompanies this proxy statement, which is first being mailed to stockholders on or about March 22, 2002.

         Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of each of the nominees for directors named in this proxy statement and "FOR" the ratification of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy card, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

         A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Registrar and Transfer Company will assist the Company in soliciting proxies for the Meeting and will be paid a fee of $250, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and its subsidiary, Great American Federal, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to, and obtain voting instructions from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

         The securities which may be voted at the Meeting consist of shares of common stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting except as described below. There is no cumulative voting for the election of directors.

         The close of business on March 11, 2002 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of, and to vote at, the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,412,363 shares.

         As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of KPMG LLP as independent auditors of the Company, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) "ABSTAIN" from voting on such item; or (iii) vote "AGAINST" the item. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be directors of, the Company or any of its affiliates.

Participants in Great American Federal's ESOP

     If you participate in Great American Federal's Employee Stock Ownership Plan ("ESOP"), you will receive with this proxy statement a voting instruction form that reflects all shares you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to the participant's plan account. Subject to the exercise of its fiduciary duties, the ESOP trustee will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the plan's trustee is April 15, 2002.

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of the Record Date.

                                                                                          Number         Percent
                                                   Name and Address of                      of              of
Title of Class                                       Beneficial Owner                     Shares          Class
----------------                      ----------------------------------------------  --------------  --------------
Common Stock .....................    Great American Federal Savings and Loan          637,368/(1)/         11.8%
                                      Association Employee Stock Ownership Plan
                                      and Trust
                                      4750 Clairton Boulevard
                                      Pittsburgh, Pennsylvania 15236

Common Stock .....................    Franklin Resources, Inc.                         428,200/(2)/          7.9%
                                      Charles B. Johnson
                                      Rupert H. Johnson, Jr.
                                      One Franklin Parkway
                                      San Mateo, California 94404

                                      Franklin Advisory Services, LLC
                                      One Parker Plaza, 16/th/ Floor
                                      Fort Lee, New Jersey 07024

_________________________
(1) Under the terms of the ESOP, the ESOP Trustee, will vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At March 11, 2002, 329,246 shares had been allocated under the ESOP and 308,122 shares remained unallocated. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and all allocated shares for which no timely voting instructions are received, in the same proportion as shares for which the trustee has received timely voting instructions from participants.
(2) Based on information disclosed in a Schedule 13G/A filed with the SEC on February 14, 2002.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Pursuant to its Bylaws, the number of directors of the Company is set at six (6) unless otherwise designated by the Board of Directors. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

     The two nominees proposed for election at the Meeting are Thomas E. Bugel and David R. Wasik. Messrs. Bugel and Wasik are currently directors of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

     In the event that either nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that either of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of all nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to Nominees, Continuing Directors and Certain Executive Officers

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and the Named Executive Officers, as defined below, as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of Great American Federal, and the year in which their terms (or in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.

          Name and Principal                                     Expiration      Shares of Common       Ownership
         Occupation at Present                       Director    of Term as     Stock Beneficially     as a Percent
      and for the Past Five Years          Age       Since(1)     Director            Owned(2)           of Class
--------------------------------------  ---------- ------------ -------------  ---------------------  --------------
Nominees:

Thomas E. Bugel.......................     57         1988              2005          58,672/(3)/           1.1%
  Mr. Bugel is retired and the former
  co-owner and Vice President of East
  Liberty Electro-Plating Company.

David R. Wasik........................     60         1990              2005          52,124/(3)/             *
  Mr. Wasik is a partner and
  supervisor of Savolskis-Wasik-
  Glenn Funeral Home, Inc.

          Name and Principal                                     Expiration      Shares of Common       Ownership
         Occupation at Present                       Director    of Term as     Stock Beneficially     as a Percent
      and for the Past Five Years          Age       Since(1)     Director            Owned(2)           of Class
--------------------------------------  ---------- ------------ -------------  ---------------------  --------------
Continuing Directors:

John M. Kish .........................     56         1983              2003      135,010/(4)/              2.5%
 Mr. Kish is Chairman of the Boards
 of Directors and Chief Executive
 Officer of the Company and Great
 American Federal.

Darrell J. Hess ......................     69         1991              2003       51,000/(3)/                *
 Mr. Hess is retired and the former
 President of D.J. Hess Advertising,
 Inc., a promotional product company.

Thomas M. Stanton ....................     59         1992              2004       37,438/(3)/                *
 Since February 2002, Mr. Stanton has
 been a sales manager for Arthurs,
 Lestrange and Company, Inc., an
 investment firm. Prior to February
 2002, Mr. Stanton was an investment
 supervisor for Mass Mutual, an
 insurance and financial services
 company.

Robert J. Ventura ....................     52         1998              2004       20,667/(5)(6)/             *
 Principal of Ventura Group, LLC, an
 investment banking and corporate
 development advisory services
 company.  From October 1998 to April
 1999, Mr. Ventura had been an
 independent acquisitions and
 divestitures consultant.  Prior to
 October 1998, Mr. Ventura was the
 director of acquisitions and
 divestitures for Rockwell
 International Corporation.

          Name and Principal                                     Expiration      Shares of Common       Ownership
         Occupation at Present                      Director     of Term as     Stock Beneficially     as a Percent
      and for the Past Five Years          Age      Since(1)      Director            Owned(2)           of Class
--------------------------------------- ---------- ------------ -------------  ---------------------  --------------
Named Executive Officer:
(who is not also a director)

Todd L. Cover ........................     41          --                 --        36,220/(7)/(8)/         *
 Mr. Cover has been Director,
 President and Chief Operating
 Officer of Great American Federal
 since May 2001. From 1998 to May
 2001, Mr. Cover was Executive Vice
 President and Chief Operating
 Officer of Great American Federal.
 From 1996 to 1998, Mr. Cover was
 President and Chief Executive
 Officer of West Milton State Bank,
 West Milton, Pennsylvania.

Stock ownership of all directors and       --          --                 --       398,631/(9)/           7.1%
executive officers of the Company and
Great  American Federal as a group (8
persons).

_________________
* Does not exceed 1.0% of the Company's voting securities.
(1)  Includes years of service as a director of Great American Federal.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(3) Includes 20,000 shares subject to options granted under the Amended and Restated GA Financial, Inc. 1996 Stock Based Incentive Plan (the "Incentive Plan"), all of which are currently exercisable.
(4) Includes 75,000 shares subject to options granted to Mr. Kish under the Incentive Plan, all of which are currently exercisable.
(5) Includes 5,000 shares awarded pursuant to the Incentive Plan, which began vesting in five equal annual installments on April 29, 1999, the voting of which currently can be directed by Mr. Ventura.
(6) Includes 14,667 shares subject to options granted under the Incentive Plan, which are currently exercisable or will become exercisable within sixty
     (60) days. Does not include the remaining 5,333 shares subject to options granted under the Incentive Plan, which are not currently exercisable.
(7) Includes 14,000 shares awarded pursuant to the Incentive Plan (2,000 shares of which vested on April 20, 1999, 2,000 shares of which vested on October 16, 2000, and 2,000 shares of which vested on October 16, 2001), the voting of which currently can be directed by the recipient.
(8) Includes 16,000 shares subject to options granted under the Incentive Plan which are currently exercisable or will become exercisable within sixty
     (60) days. Does not include the remaining 12,000 shares subject to options granted under the Incentive Plan which are not currently exercisable.
(9) Includes a total of 16,000 shares awarded under the Incentive Plan as to which voting may be directed and a total of 185,667 shares which may be acquired through the exercise of stock options under the Incentive Plan, which are currently exercisable or will become exercisable within sixty
     (60) days.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with.

Meetings of the Board and Committees of the Board

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors meets at least on a quarterly basis and may have additional meetings as needed. During fiscal 2001, the Board of Directors of the Company held 11 regular meetings. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's Board meetings held and committee meetings on which such directors served during 2001. The Board of Directors of the Company maintains committees, the nature and composition of which are described below.

         Audit Committee. The Audit Committee of the Company and Great American Federal consists of Messrs. Stanton, Ventura and Wasik. The purpose of the Audit Committee is to review the Company's audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. This committee is also responsible for making recommendations to the full Board of Directors regarding the selection of the independent auditor. The committee met five times in 2001.

         Compensation and Benefits Committee. The Compensation and Benefits Committee consists of Messrs. Bugel, Hess, Stanton, Ventura and Wasik. This committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The committee met three times in 2001.

         Nominating Committee. The Company's Nominating Committee for the 2002 Annual Meeting consisted of Messrs. Kish, Stanton and Ventura. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The stockholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on January 25, 2002.

Directors' Compensation

         Directors' Fees. Non-employee members of the Board of Directors of the Company currently receive an annual retainer fee of $1,000 and a fee of $400 for each special Board meeting and a fee of $250 for each committee meeting attended, except that Audit Committee members do not receive meeting fees but instead receive an annual retainer. The annual retainer for the Chairman of the Audit Committee is $6,000 and the annual retainer for other members of the committee is $4,000. However, directors of the Company do not receive Company Board meeting fees on dates when a Great American Federal Board of Directors meeting is held.

         Non-employee directors of Great American Federal are currently paid an annual retainer of $16,800. Non-employee directors of Great American Federal are also currently paid a fee of $250 for committee meetings attended and a fee of $400 for each special meeting of the Board of Directors attended. Great American Federal also maintains one Director Emeritus position that is currently filled by Joseph E. Bugel, the former Chairman of the Board of Directors who served with Great American Federal from 1939 to 1988 and the father of Director Thomas
E. Bugel. Mr. Bugel is paid an annual retainer of $6,000 and a fee of $400 for each Board of Directors meeting that he attends.

Executive Compensation

         The following reports of the Compensation and Benefits and Audit Committees and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation and Benefits Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation and Benefits Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         Compensation Policies. The policies and objectives of the Compensation and Benefits Committee are designed to assist the Company in attracting and retaining qualified executives, to recognize individual contributions towards achieving strategic business initiatives and reward them for their achievement and to closely align the financial interests of the executive officers with those of its stockholders. In furtherance of these objectives, the Company and Great American Federal maintain a compensation program for executive officers which consists of both cash and equity based compensation.

         The Compensation and Benefits Committee has discretion to recommend, relative to performance and peer group comparisons, the base salaries of the executive officers. The committee recommends the level of annual salary for the Chief Executive Officer, generally based upon a review of the performance of the Chief Executive Officer and the Company during the prior year and competitive data for that position. The committee is then responsible for recommending the base salaries of the remaining executive officers.

         In addition, in order to align the interests and performance of its executive officers with the long-term interests of its stockholders, the Company and Great American Federal adopted plans which reward the executives for delivering long-term value to the Company and Great American Federal through stock ownership.

         The compensation package available to executive officers is composed of the following components:

             (i)     Base Salary;
             (ii)    Annual Cash Incentive Awards; and
             (iii) Long Term Incentive Compensation, including Option and Stock Awards.

         Mr. Kish has an employment agreement which specifies a minimum base salary and requires an annual review of such salary. In addition, Mr. Kish and all other executive officers of the Company and Great American Federal participate in other benefit plans available to all employees including Great American Federal's Employee Stock Ownership Plan.

         Base Salaries. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executives' level of responsibility. The Compensation and Benefits Committee has consulted with L.R. Webber Associates, Inc., an independent consulting firm, in determining the compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable institutions in Pennsylvania and the Mid-Atlantic region.

         Although the Compensation and Benefits Committee's recommendations are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

         Long Term Incentive Compensation. The Company maintains the Incentive Plan under which executive officers may receive grants and awards of Common Stock and options to purchase Common Stock of the Company. The Compensation and Benefits Committee believes that stock ownership is a significant incentive in building shareholder value and aligning the interests of employees with shareholders. Executive officers of Great American Federal and the Company have received grants and awards of Common Stock and options to purchase Common Stock which have vesting periods ranging from three to five years. The exercise price of options granted was the market value of the Common Stock on the date of grant. The value of this component of compensation increases as the Common Stock of the Company appreciates in value. The specific grants and awards for certain named executive officers are reflected in the Summary Compensation Table.

         Chief Executive Compensation. The base compensation of John M. Kish, Chairman and Chief Executive Officer of the Company, for fiscal 2001 was $215,000. In addition, he received other compensation totaling $49,941, as set forth in the Summary Compensation Table appearing elsewhere in this Proxy Statement. This resulted in total compensation of $264,941. The Board of Directors believes that Mr. Kish's compensation is appropriate based upon his performance in managing the Company and the Company's financial performance during the 2001 fiscal year.

                      Compensation and Benefits Committee

                                Thomas E. Bugel
                                Darrell J. Hess
                               Thomas M. Stanton
                               Robert J. Ventura
                                David R. Wasik

         Stock Performance Graph. The following graph shows a comparison of stockholder return on the Company's Common Stock based on the market price of Common Stock assuming the reinvestment of dividends, with the cumulative total returns for the companies on the American Stock Exchange Index and the SNL Thrift Index for the five-year period beginning on December 31, 1996 through December 31, 2001. The graph was derived from historical data and, as a result, may not be indicative of possible future performance of the Company's Common Stock. The data was supplied by SNL Securities, Inc., a data service provider for publicly traded financial institutions.

           Comparison of Cumulative Total Return Among the Company,
              American Stock Exchange Index and SNL Thrift Index

                             [CHART APPEARS HERE]


                                                           Period Ending
                                  -----------------------------------------------------------
Index                              12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
---------------------------------------------------------------------------------------------
GA Financial, Inc................   $100.00   $127.88   $108.41   $ 96.67   $103.62   $135.37
AMEX Major Market Index..........   $100.00   $127.84   $154.03   $181.38   $185.66   $176.84
SNL Thrift Index.................   $100.00   $170.16   $149.66   $122.25   $195.21   $208.65

         Summary Compensation Table. The following table shows, for the years ended December 31, 2001, 2000 and 1999, the cash compensation paid by the Company and Great American Federal, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Company and Great American Federal and the highest paid executive officer of the Company and Great American Federal, who earned and/or received salary and bonus in excess of $100,000 in fiscal year 2001 ("Named Executive Officers").

------------------------------------------------------------------------------------------------------------------------
                                                                             Long-Term Compensation
                                                                         ---------------------------------
                                                Annual Compensation(1)               Awards
                                               ------------------------                    Securities
                                                                           Restricted      Underlying        All Other
      Name and Principal                                                  Stock Awards    Options/SARs     Compensation
           Positions                 Year        Salary($)    Bonus($)       ($)(2)          (#)(3)           ($)(4)
------------------------------------------------------------------------------------------------------------------------
John M. Kish                         2001       $ 215,000     $     -              -                -            $49,941
 Chairman of the Board and           2000         212,667       3,745              -                -             42,176
 Chief Executive Officer of the      1999         194,463           -              -                -             49,194
 Company and Great American
 Federal

Todd L. Cover                        2001       $ 148,077     $     -     $        -                -            $38,060
 Director, President and Chief       2000         138,463       2,437         93,440           16,000             33,243
 Operating Officer of Great          1999         126,493           -              -                -             26,912
 American Federal

________________________
(1) The column titled "Bonus" consists of board approved discretionary cash bonuses.
(2) Includes 8,000 shares of restricted stock granted to Mr. Cover under the Incentive Plan. The dollar amount set forth in the table represents the market value on the date of grant of the shares. The restricted stock award began vesting in four equal annual installments commencing on October 16, 2000. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability or a change in control. As of December 31, 2001, the market value of these stock awards was $134,000, based upon a market value of $16.75 per share.
(3) Represents stock options granted to Mr. Cover pursuant to the Incentive Plan during fiscal year 2000.
(4) Other compensation includes a taxable fringe benefit group life insurance, employer contributions to Great American Federal's 401(k) plan, and grants of Common Stock pursuant to Great American Federal's ESOP. During fiscal 2001, Messrs. Kish and Cover received contributions of $806 and $249, respectively, under the group life insurance. Contributions to Messrs. Kish and Cover during fiscal 2001 pursuant to the 401(k) plan were $5,250 and $3,540, respectively. For 2001, Messrs. Kish and Cover were allocated 2,620 and 2,046 shares of Common Stock, respectively, pursuant to the ESOP. Dollar amounts reflect the market value of $16.75 per share as of December 31, 2001.

Compensation Arrangements

     Employment Agreements. Great American Federal has entered into employment agreements with Messrs. Kish and Cover. The Company has also entered into an employment agreement with Mr. Kish. The employment agreements are intended to ensure that Great American Federal and the Company maintain a stable and competent management base. The continued success of Great American Federal and the Company depends to a significant degree on the skills and competence of these officers.

     Mr. Kish's employment agreements provide for three-year terms and Mr. Cover's employment agreement provides for a two-year term. Great American Federal's and the Company's employment agreements are renewable on an annual basis. The employment agreements provide that the executive's base salary will be reviewed annually. The base salaries which currently are in effect for such employment agreements for Messrs. Kish and Cover are $215,000 and $154,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans, as well as furnishing fringe benefits available to similarly-situated executive personnel.

     The employment agreements provide for termination by Great American Federal or the Company for cause, as defined in the employment agreements, at any time. If Great American Federal or the Company chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from Great American Federal or the Company after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his beneficiary, would be entitled to receive an amount equal to the compensation and benefits that would have been paid or provided to the executive during the remaining term of the employment agreement. Great American Federal and/or the Company would also continue and/or pay for the executive's life, health, dental and disability coverage for the remaining term of the employment agreement. The employment agreements restrict each executive's right to compete against Great American Federal or, in the case of Mr. Kish, the Company, for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if the termination follows a change in control.

     Under the employment agreements, if involuntary, or in certain circumstances, voluntary termination follows a change in control of Great American Federal or the Company, the executive or, if the executive dies, his beneficiary, would be entitled to a severance payment equal to the greater of:
(1) the payments due for the remaining term of the agreement; or (2) three times (in the case of Mr. Kish) or two times (in the case of Mr. Cover) the average of the five preceding taxable years' annual compensation. Great American Federal and/or the Company would also continue the executive's life, health, and disability coverage for Mr. Kish and Mr. Cover for thirty-six months and twenty-four months, respectively. Even though both Great American Federal and Company employment agreements provide for a severance payment to Mr. Kish if his employment terminates in connection with a change in control, Mr. Kish would not receive duplicative payments or benefits under the agreements.

     Payments to the executives under Great American Federal's employment agreements are guaranteed by the Company if payments or benefits are not paid by Great American Federal. Payments to Mr. Kish under the Company employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the executive under any dispute or question of interpretation relating to the employment agreements shall be paid by Great American Federal or Company, as appropriate, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Great American Federal and/or Company shall indemnify the executive to the fullest extent legally allowable.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 2001. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

                       Fiscal Year-End Option/SAR Value

                                                                                                Value of
                                                                Number                         Unexercised
                                                             of Securities                    in-the-money
                                                        Underlying Unexercised                Options/SARs
                                                             Options/SARs                    at Fiscal Year-
Name                                                     at Fiscal Year-End(#)                End($)(4)(5)
----                                                 ------------------------------   ------------------------------
                                                     Exercisable    Unexercisable     Exercisable    Unexercisable
John M. Kish (1)................................      75,000              0           $  300,000     $         -
Todd L. Cover...................................      16,000/(2)/    12,000/(3)/          40,560          40,560

_________________________________
(1)  The options have an exercise price of $12.75.
(2) 8,000 of the options have an exercise price of $21.99 and 8,000 of the options have an exercise price of $11.68.
(3) 4,000 of the options have an exercise price of $21.99 and 8,000 of the options have an exercise price of $11.68.
(4)  The price of the Common Stock on December 31, 2001 was $16.75.
(5) Based on the market value of the underlying Common Stock at fiscal year-end, minus the exercise price.

Audit Committee Report

     The Audit Committee of the Board of Directors is responsible for developing and monitoring the Company's audit program. Additionally, the Committee recommends to the full board the selection of the auditors and reviews their independence and their annual audit. The Committee also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting and practices. The Committee is comprised of three directors, each of whom is independent under the American Stock Exchange's listing standards. The Committee acts under a written charter adopted by the Board of Directors.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                          Robert J. Ventura, Chairman
                               Thomas M. Stanton
                                David R. Wasik

Transactions With Certain Related Persons

     Loans and Extensions of Credit. Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Notwithstanding this rule, federal regulations permit Great American Federal to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. Great American Federal's policy is to offer employees who satisfy certain criteria and the general underwriting standards of Great American Federal residential mortgage loans with interest rates equal to Great American Federal's cost of funds rounded to the next quarter point (but in no event less than 6.25%).

                  PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG LLP to be its independent auditors for the 2002 fiscal year, subject to the ratification by stockholders.

     Representatives of KPMG LLP will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy will be voted "FOR" ratification of the appointment of KPMG LLP as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

     The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2001 by KPMG LLP:

         Audit Fees ...........................................................       $92,125

         Financial information and systems design and implementation ..........            --

         All other fees (includes fees for tax related services, risk
         assessment and employee benefit plan services) .......................       $67,000

     The Audit Committee has considered whether non-audit services provided by KPMG LLP are compatible with maintaining auditor's independence.

                            ADDITIONAL INFORMATION

Stockholder Proposals

     To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 2003, a stockholder proposal must be received by the Secretary of the Company at the address set forth in the Notice of Annual Meeting of Stockholders, not later than November 22, 2002. Any such proposal will be subject to Rule 14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

     The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the time originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2003 Annual Meeting of Stockholders to be timely, the Company would have to receive such notice no later than January 24, 2003 assuming the 2003 annual meeting is held on April 24, 2003 and that the Company provides at least 100 days notice or public disclosure of the date of the annual meeting. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's common stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

     A copy of the Form 10-K (without exhibits) for the year ended December 31, 2001, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders of record upon written request to James V. Dionise, Chief Financial Officer, Secretary and Treasurer, GA Financial, Inc., 4750 Clairton Boulevard, Pittsburgh, Pennsylvania 15236.


                                           By Order of the Board of Directors

                                           /s/ James V. Dionise

                                           James V. Dionise
                                           Corporate Secretary


Pittsburgh, Pennsylvania
March 22, 2002

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[X] PLEASE MARK VOTES                          REVOCABLE PROXY
    AS IN THIS EXAMPLE                        GA FINANCIAL, INC.                                              With-      For All
                                                                                                    For       hold       Except
      ANNUAL MEETING OF SHAREHOLDERS                 1. The election as directors of all nominees   [_]       [_]          [_]
              April 24, 2002                            listed (except as marked to the contrary
         10:00 a.m. Eastern Time                        below)

     The undersigned hereby appoints the official        Thomas E. Bugel         David R. Wasik
proxy committee of the Board of Directors of GA
Financial, Inc. (the "Company"), each with full      INSTRUCTION: To withhold authority to vote for any individual nominee, mark
power of substitution, to act as proxies for the     "For All Except" and write that nominee's name in the space provided below.
undersigned, and to vote all shares of Common
Stock of the Company which the undersigned is        ______________________________________________________________________________
entitled to vote only at the Annual Meeting of
Shareholders, to be held on April 24, 2002, at                                                      For     Against      Abstain
10:00 a.m., Eastern Time, at The Bradley House,      2. The ratification of the appointment of      [_]       [_]          [_]
5239 Brownsville Road, Pittsburgh, Pennsylvania         KPMG LLP as independent auditors of GA
15236, and at any and all adjournments thereof,         Financial, Inc. for the fiscal year ending
with all of the powers the undersigned would            December 31, 2002.
possess if personally present at such meeting,
as follows:                                             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
                                                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                                                   THE BOARD OF DIRECTORS.

                                                        This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by
                                        ---------    those named in this proxy in their best judgment. At the present time, the
       Please be sure to sign and date   Date        Board of Directors knows of no other business to be presented at the Annual
         this Proxy in the box below.                Meeting.
-------------------------------------------------


    Shareholder sign above   Co-holder (if any)
                                 sign above
-------------------------------------------------

+                                                                              +
--------------------------------------------------------------------------------

  . Detach above card, date, sign and mail in postage paid envelope provided. .

                              GA FINANCIAL, INC.

--------------------------------------------------------------------------------
   The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Annual Meeting of Shareholders and of a Proxy Statement dated March 22, 2002 and of the Annual Report to Shareholders.
   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________________

_____________________________________

_____________________________________